SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

[ X ] Filed by the registrant

[   ] Filed by a party other than the registrant


Check the appropriate box:

[   ] Preliminary Proxy Statement

[   ] Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2))

[ X ] Definitive Proxy Statement

[   ] Definitive Additional Materials

[   ] Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12


                               AMB FINANCIAL CORP.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                     AMB
                                 FINANCIAL CORP.


                                                                  March 19, 1997




Dear Fellow Stockholder:

         On behalf of the Board of Directors and management of AMB Financial Corp., I cordially invite you to attend this year's Annual Meeting of Stockholders. The meeting will be held at 10:30 a.m. on April 23, 1997 at the main office of the Company located at 8230 Hohman Avenue, Munster, Indiana.

         In addition to the election of two directors of the Company, your Board of Directors is submitting for ratification the appointment of Cobitz, VandenBerg & Fennessy as auditors of the Company. The Board of Directors unanimously recommends that you vote for the election of the Board nominees for director and for the appointment of Cobitz, VandenBerg & Fennessy.

         I encourage you to attend the meeting in person. Whether or not you attend the meeting, I hope that you will read the enclosed Proxy Statement and then complete, sign and date the enclosed proxy card and return it in the postage prepaid envelope provided as promptly as possible. This will save AMB Financial Corporation additional expense in soliciting proxies and will ensure that your shares are represented. Please note that you may vote in person at the meeting even if you have previously returned the proxy.

         Thank you for your attention to this important matter.

                                           Sincerely,



                                           /s/Clement B. Knapp, Jr.
                                           ------------------------
                                           CLEMENT B. KNAPP, JR.
                                           President and Chief Executive Officer

                                       AMB
                                 FINANCIAL CORP.
                               8230 Hohman Avenue
                           Munster, Indiana 46321-1579
                                 (219) 836-5870

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          To be Held on April 23, 1997

         Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of AMB Financial Corp. (the "Company") will be held at the main office of the Company located at 8230 Hohman Avenue, Munster, Indiana, at 10:30 a.m., Munster, Indiana time, on April 23, 1997.

         A Proxy Card and a Proxy Statement for the Meeting are enclosed.

         The Meeting is for the purpose of considering and acting upon:

         1.  The election of two directors of the Company;

         2. The ratification of the appointment of Cobitz, VandenBerg & Fennessy as the auditors of the Company for the fiscal year ending December 31, 1997; and

such other matters as may properly come before the Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Meeting.

         Action may be taken on any one of the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned or postponed. Stockholders of record at the close of business on March 7, 1997 are the stockholders entitled to vote at the Meeting and any adjournments thereof.

         You are requested to complete and sign the enclosed form of proxy, which is solicited on behalf of the Board of Directors, and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Meeting in person.

                                            BY ORDER OF THE BOARD OF DIRECTORS


                                            /s/Clement B. Knapp, Jr.
                                            ------------------------
                                            Clement B. Knapp, Jr.
                                            Chairman of the Board, President and
                                            Chief Executive Officer


Munster, Indiana
March 19, 1997

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

                                 PROXY STATEMENT

                                       AMB
                                 FINANCIAL CORP.
                               8230 Hohman Avenue
                           Munster, Indiana 46321-1579
                                 (219) 836-5870

                         ANNUAL MEETING OF STOCKHOLDERS
                                 April 23, 1997


         This Proxy Statement is furnished in connection with the solicitation on behalf of the Board of Directors of AMB Financial Corp. (the "Company"), the parent company of American Savings, FSB ("American Savings" or the "Bank"), of proxies to be used at the Annual Meeting of Stockholders of the Company (the "Meeting") which will be held at the Company's main office located at 8230 Hohman Avenue, Muster, Indiana on April 23, 1997, at 10:30 a.m., Munster, Indiana time, and any adjournments thereof. The accompanying Notice of Annual Meeting and this Proxy Statement are first being mailed to stockholders on or about March 19, 1997.

         At the Meeting, stockholders of the Company are being asked to consider and vote upon the election of two directors and the appointment of Cobitz, VandenBerg & Fennessy as auditors for the Company for the fiscal year ending December 31, 1997.

Vote Required and Proxy Information

         All shares of the Company's Common Stock, par value $.01 per share (the "Common Stock"), represented at the Meeting by properly executed proxies received prior to or at the Meeting, and not revoked, will be voted at the Meeting in accordance with the instructions thereon. If no instructions are indicated, properly executed proxies will be voted for the director nominees and the ratification of auditors. The Company does not know of any matters, other than as described in the Notice of Annual Meeting, that are to come before the Meeting. If any other matters are properly presented at the Meeting for action, the persons named in the enclosed form of proxy and acting thereunder will have the discretion to vote on such matters in accordance with their best judgment.

         Directors shall be elected by a plurality of the votes present in person or represented by proxy at the Meeting and entitled to vote on the election of directors. The appointment of Cobitz, VandenBerg & Fennessy as auditors requires the affirmative vote of a majority of shares present in person or represented by proxy at the Meeting and entitled to vote on such matter. Proxies marked to abstain with respect to a proposal have the same effect as votes against the proposal. Broker non-votes have no effect on the vote. One-third of the shares of the Common Stock, present in person or represented by proxy, shall constitute a quorum for purposes of the Meeting. Abstentions and broker non-votes are counted for purposes of determining a quorum.

         A proxy given pursuant to the solicitation may be revoked at any time before it is voted. Proxies may be revoked by: (i) filing with the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than the proxy, (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting, or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered to Denise L. Knapp, Secretary, AMB Financial Corp., 8230 Hohman Avenue, Munster, Indiana 46321-1579.

Voting Securities and Certain Holders Thereof

         Stockholders of record as of the close of business on March 7, 1997 will be entitled to one vote for each share of Common Stock then held. As of that date, the Company had 1,124,125 shares of Common Stock issued and 1,067,919 shares outstanding. The following table sets forth information regarding share ownership of (i) those persons or entities known by management to beneficially own more than five percent of the Common Stock ("Five Percent Beneficial Owners"), (ii) each member of the Company's board of directors, (iii) each officer of the Company and the Bank who made in excess of $100,000 (salary and bonus) (the "Named Officers") during the fiscal year ended December 31, 1996 ("fiscal 1996"); and (iv) all directors, directors emeritus and executive officers of the Company and the Bank as a group.

                                                                         Shares
                                                                     Beneficially
                                                                        Owned at           Percent
    Beneficial Owner                                                December 31, 1996      of Class
    ----------------                                                -----------------      --------
Five Percent Beneficial Owners:
AMB Financial Corp. Employee Stock Ownership Plan                       89,930(1)            8.42%
8230 Hohman Avenue
Munster, Indiana

Jerome H. Davis and Susan B. Davis                                     112,000(2)           10.49
11 Baldwin Farms North
Greenwich, Connecticut

Thomson Horstmann & Bryant, Inc.                                       100,500(3)            9.41
Part 80 West Plaza Two
Saddle Brook, New Jersey

Directors and Named Officers:
Clement B. Knapp, Jr., Chairman of the Board                            16,961(4)            1.59
 President and Chief Executive Officer
Ronald W. Borto, Director                                               20,000(5)            1.87
Donald L. Harle, Director                                                9,000(5)             .84
John C. McLaughlin, Director                                               100(5)             .01
John G. Pastrick, Director                                               2,200(5)             .21
Robert E. Tolley, Director                                              10,200(5)             .96

Directors, director emeritus and executive officers                     82,459(6)            7.72
 of the Company and the Bank, as a group (12 persons)

(1) The amount reported represents shares held by the Employee Stock Ownership Plan ("ESOP"), 8,993 shares of which have been allocated to accounts of participants. First Bankers Trust, the trustee of the ESOP, may be deemed to beneficially own the shares held by the ESOP which have not been allocated to accounts of participants. Participants in the ESOP are entitled to instruct the trustee as to the voting of shares allocated to their accounts under the ESOP. Unallocated shares held in the ESOP's suspense account or allocated shares for which no voting instructions are received are voted by the trustee in the same proportion as allocated shares voted by participants.

(2)      As reported by Mr. and Mrs. Davis in a statement dated April 1, 1996 on
         Schedule 13D under the Securities Exchange Act of 1934. Mr. and Mrs. Davis reported shared voting and investment power as to 87,000 shares. Mr. Davis reported sole voting and investment power as to the remaining 15,000 shares.

(3) As reported by Thomson Horstmann & Bryant, Inc. in statement dated January 8, 1997 on schedule 13G under Securities Exchange Act of 1934. The filer reported sole voting power over 56,000 shares, and sole dispositive power over 100,500 shares.

(4) Excludes 28,103 shares which Mr. Knapp has the right to require pursuant to unvested stock options granted under the Company's 1996 Stock Option and Incentive Plan (the "Stock Option Plan"), includes 1,550 shares allocated under the Company's ESOP and excludes 11,241 shares allocated under Recognition and Retention Plan ("RRP").

         Also excludes 8,993 shares which Mrs. Knapp has the right to acquire pursuant to unvested stock options granted under the Stock Option Plan, includes 462 shares allocated to Mrs. Knapp under the ESOP and excludes 4,947 unvested restricted shares allocated to Mrs. Knapp under the RRP

         The unvested stock options and restricted shares owned by Mr. and Mrs. Knapp vest over a five year period commencing in October 1997.

(5) Excludes 5,620 shares which each directors has the right to require pursuant to options granted under the Stock Option Plan and excludes 2,248 shares allocated under the RRP, which have not vested as of March 7, 1997.

(6) Includes shares held directly, as well as shares held in retirement accounts, shares allocated to the ESOP accounts of certain of the named persons, held by certain members of the named individuals' families, or held by trusts of which the named individual is a trustee or substantial beneficiary, with respect to which the named individuals may be deemed to have sole voting and investment power. Excludes shares which directors and officers will have the right to acquire pursuant to options granted under the Company's Stock Option Plan, subject to vesting in equal annual installments over a five-year period which commences in October 1997 and shares which have been awarded to directors and officers under the Company's RRP, subject to vesting in equal annual installments over a five-year period which commences in October 1997.

                       PROPOSAL I - ELECTION OF DIRECTORS

         The Company's Board of Directors is presently composed of six members, each of whom is also a director of the Bank. Directors of the Company are generally elected to serve for a three-year term or until their respective successors shall have been elected and shall qualify. Approximately one-third of the directors are elected annually.


         The following table sets forth certain information regarding the Company's Board of Directors, including their terms of office and nominees for election as directors. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to one or more nominees) will be voted at the Meeting for the election of the nominees identified in the following table. If any nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any of the nominees might be unable to serve, if elected. There are no arrangements or understandings between any director or nominee and any other person pursuant to which such director or nominee was selected.

                                                                                             Shares of Common
                                                                                 Term     Stock Beneficially     Percent
                                                                   Director       to          Owned at             of
     Name                    Age       Position(s) Held             Since(1)     Expire    December 31, 1996(2)   Class
     ----                    ---       ----------------             --------     ------    --------------------   -----
                                    NOMINEES

Clement B. Knapp, Jr.        54  Chairman of the Board, President    1970        2000           16,961            1.59%
                                 and Chief Executive Officer
Donald L. Harle              58  Director                            1995        2000            9,000             .84

                                    DIRECTORS CONTINUING IN OFFICE

Donald W. Borto              48  Director                            1986        1998           20,000            1.87
John C. McLaughlin           68  Director                            1979        1998              100             .01
John G. Pastrick             65  Director                            1979        1999            2,200             .21
Robert E. Tolley             58  Director                            1987        1999           10,700             .96

-----------------------------

(1)  Includes service as a director of the Bank.

(2) Includes shares held directly, as well as shares held in retirement accounts, shares allocated to the ESOP accounts of certain of the named persons, held by certain members of the named individuals' families, or held by trusts of which the named individual is a trustee or substantial beneficiary, with respect to which the named individuals may be deemed to have sole voting and investment power. Excludes shares which directors and officers will have the right to acquire pursuant to options granted under the Company's Stock Option Plan, subject to vesting in equal annual installments over a five-year period which commences in October 1997 and shares which have been awarded to directors and officers under the Company's RRP, subject to vesting in equal annual installments over a five-year period which commences in October 1997.

         The business experience of each director and director nominee is set forth below. All directors have held their present positions for at least the past five years, except as otherwise indicated.

         Clement B. Knapp, Jr. Mr. Knapp has served as Chairman of the Board, President and Chief Executive Officer of the Bank since 1977 and has acted in all of such capacities with the Company since its incorporation in 1993. Since joining the Bank in 1968 he has served in various capacities and attended many banking schools and seminars. He is a graduate of Georgetown University and Indiana University/Indianapolis Law School. Mr. Knapp is also active in several community organizations. Mr. Knapp is the husband of Denise L. Knapp, Secretary of the Bank.

         Donald L. Harle. Mr. Harle is the President and Chief Executive Officer of Mid-America Mailers, Inc., a company he co-founded in 1969. He has been in the direct mail business since he graduated from Indiana University in 1960. He is active in the direct mail professional associations, as well as the American Red Cross, Boy Scouts and the Hammond Chamber of Commerce.

         Ronald W. Borto. Mr. Borto is a certified public accountant and managing partner for the accounting firm of Borto and Borto located in Schererville, Indiana. He received his B.S. in Accounting Degree from Indiana University in 1969. Mr. Borto has also served on the Boards of Directors of Southlake Community Mental Health Center and Youche Country Club.

         John C. McLaughlin. Mr. McLaughlin has been retired since 1986. Prior to his retirement, Mr. McLaughlin was a real estate developer and apartment complex owner in Hammond, Indiana. He has also served on the Board of Directors of Woodmar Country Club.

         John G. Pastrick. Mr. Pastrick retired in April 1995 as Director of Sales for the Environmental Construction Company, a position he held since 1991. For the prior 20 years he served as Vice President of Welsh Oil Company. He is an active member in several trade organizations and community organizations.

         Robert E. Tolley. Mr. Tolley is President and Chief Executive Officer of Calumet Machine and Welding, Inc. and of Automation and Robotics, Inc. both located in Highland, Indiana. He earned both his B.S.M.E. and M.S.M.E. degrees from Purdue University. Mr. Tolley is also active in several community organizations.

Director Emeritus

         The Company currently has one director emeritus. William J. Fitzpatrick, M.D. was formerly a director of the Company and the Bank and retired as such in December 1995, and was appointed as a director emeritus. Dr. Fitzpatrick was in the private practice of surgery for 35 years, prior to retiring in 1991. He is presently a self-employed health care consultant. He has served on various Boards of Directors, including the Associated Group, Blue Cross/Blue Shield of Indiana and Kentucky and the Community Hospital in Munster, Indiana.

Board of Directors' Meetings and Committees

         The Company. The Company's Board of Directors meets on an as needed basis. The Board of Directors of the Company met 7 times during the year ended December 31, 1996. During calendar year 1996, no director of the Company attended fewer than 75% of the aggregate of the total number of Board meetings on which he served. The Company pays directors a fee of $100 per meeting attended which is in addition to any fees payable to such persons for attendance at meetings of the Board of Directors of the Bank.

         The Company has established a Compensation Committee to review and approve all executive officers' compensation and related plans. This Committee is composed of Directors Pastrick and McLaughlin and met one time during fiscal 1996.

         The Bank. The Bank's Board of Directors meets monthly. Additional special meetings may be called by the President or the Board of Directors. The Board of Directors met 12 times during the year ended December 31, 1996. During fiscal year 1996, no director of the Bank attended fewer than 75% of the aggregate of the total number of Board meetings and the total number of meetings held by the committees of the Board of Directors on which he served. Effective February 1, 1996, directors were paid a fee of $750 per month. Directors do not receive any additional compensation for committee meeting attendance. The Bank has standing Compensation/Pension, Special Assets, Loan, Audit, CRA and Compliance Committees.

         The Compensation/Pension Committee meets to review salaries and the Bank's benefit plans, the performance of officers, and recommends compensation adjustments and promotions of officers. This committee is comprised of Directors Pastrick (Chairman), McLaughlin and Knapp. Director Knapp does not participate in compensation matters concerning himself. The Compensation/Pension Committee met one time during fiscal year 1996.

         The Bank's Special Assets Committee meets quarterly to review the Bank's loan portfolio and make recommendations to the full Board of Directors regarding general valuation allowance requirements. The members of the Special Assets Committee are Directors Borto (Chairman) and Knapp, and Senior Vice President Green.

         The Loan Committee meets weekly, or as needed, to approve loans which are in excess of the individual loan officer's lending authority. The Loan Committee consists of Senior Vice President Green (Chairman), Directors Knapp, Pastrick and Tolley, and Secretary Knapp.

         The Audit Committee is comprised of Directors Borto (Chairman) and Knapp and Vice President Poludniak. The Audit Committee recommends independent auditors to the Board, and reviews the results of the auditors' reports and services. This committee met one time during fiscal year 1996.

         The CRA Committee is responsible for reviewing the Bank's compliance with its requirements under the Community Reinvestment Act and making recommendations to the Board of Directors. The members of this committee are Directors Tolley (Chairman), Pastrick and Knapp, Senior Vice President Green and Compliance Officer Williams. The CRA Committee met four times during fiscal year 1996.

         The Compliance Committee reviews the Bank's compliance with operating and regulatory policies. The committee is composed of Directors Pastrick (Chairman), Tolley and Knapp, and Compliance Officer Williams. This committee met four times during fiscal year 1996.

Executive Officers Who Are Not Directors

         The business experience of each executive officer who is not also a director is set forth below.

         Louis A. Green. Mr. Green, age 54, joined the Bank in 1967. He has had various positions including Controller and Vice President. Mr. Green was appointed as Senior Vice President of the Bank in 1985 and of the Company in 1993 and is responsible for coordinating the Bank's loan activities. Prior to joining the Bank, Mr. Green was an accountant in the Chicago Office of Ernst and Ernst. He is also an active member in several trade and community organizations.

         Daniel T. Poludniak. Mr. Poludniak, age 55, has been Vice President, Treasurer and Chief Financial Officer of the Bank since 1983 and the Company since 1993. As Chief Financial Officer of the Bank, Mr. Poludniak is responsible for the establishment and supervision of the accounting and data processing activities of the Bank. Prior to joining American Savings in 1983, Mr. Poludniak had twenty years experience in both local and Chicago banks.

         Denise L. Knapp. Mrs. Knapp, age 49, was appointed as the Secretary of the Bank in 1987 and of the Company in 1993. She has also served as a loan officer since 1985 and as the Dyer branch manager since 1989. Since joining the Bank in 1975, Mrs. Knapp has served in various capacities and is a member of several executive committees of the Bank. Mrs. Knapp is also active in several charitable organizations in the area. Mrs. Knapp is the wife of President Knapp.

Executive Compensation

         The following table sets forth information concerning the compensation paid or granted to the Bank and the Company's Chief Executive Officer. Such amounts do not include the compensation paid to the corporate secretary, who is the Chief Executive Officer's spouse. No other executive officer of the Company had aggregate cash compensation exceeding $100,000.

                                                     Summary Compensation Table

                                                                                 Long Term
                                                      Annual                   Compensation
                                                   Compensation                    Awards
                                               -----------------------    ---------------------------
                                                                            Restricted
     Name and Principal                                                       Stock        Options/        All Other
        Position                    Year       Salary($)(1)   Bonus($)     Award ($)(2)   SARs (#)(2)    Compensation($)(3)
        --------                    ----       ------------   --------     ------------   -----------    ------------------

  Clement B. Knapp, Jr.,            1996        $120,200      $16,820       $148,943       28,103           $45,060
  Chairman, President and           1995         112,030       17,400            ---          ---             6,998
  Chief Executive Officer           1994         109,612       17,400            ---          ---             5,342

(1)      Amount includes fees received as a director.

(2) Pursuant to the Stock Option Plan, the Company granted to Mr. Knapp options to purchase 28,103 shares each of common stock. Pursuant to the Recognition and Retention Plan, the Company has issued 11,241 shares of restricted stock to Mr. Knapp. The indicated value of the restricted stock is based on the Company's stock price as of December 31, 1996. All of the above awards vest in equal annual installments commencing in October 1997.

(3) Includes contributions made by the Bank to a 401(k) Plan, plus interest paid on the contribution on behalf of Mr. Knapp and interest paid on deferred amounts of his salary under the Bank's Deferred Compensation Plans equal to $7,423 and $1,437, respectively for fiscal 1996, $6,010 and $988, respectively for fiscal 1995, and $4,761 and $581, respectively for fiscal 1994. Also includes a contribution to the Employee Stock Ownership Plan of $15,500 for 1996.

         The following table provides information regarding stock options. No Stock Appreciation Rights ("SARs") were granted during fiscal 1996.

                                       Option/SAR Grants in Last Fiscal Year(1)
-----------------------------------------------------------------------------------------------------------------------
                                                   Individual Grants
-----------------------------------------------------------------------------------------------------------------------
                                                          % of Total
                                                       Options Granted
                                     Options           to Employees in       Exercise or Base
            Name                   Granted (#)           Fiscal Year           Price ($/Sh)          Expiration Date
----------------------------  --------------------- ---------------------- ---------------------  ---------------------
Clement B. Knapp, Jr.                 28,103               22.69%                 12.75                 10/23/06

         The following table provides information as to the value of the options held by the Company's Chairman of the Board, President and Chief Executive Officer on December 31, 1996, none of which have been exercised.
No stock appreciation rights were granted as of such date.

                Aggregated Option/SAR Exercises in Last Fiscal Year and Year-end Option/SAR Values


                                                                                               Value of
                                                          Number of Securities                Unexercised
                                                         Underlying Unexercised              In-the-Money
                                                            Options/SARs at                 Options/SARs at
                                                               FY-End (#)                     FY-End ($)
                                                      -----------------------------------------------------------
                                Shares
                               Acquired
                                  on        Value
                               Exercise    Realized
            Name                  (#)        ($)      Exercisable   Unexercisable    Exercisable    Unexercisable
            ----                  ---        ---      -----------   -------------    -----------    -------------
    Clement B. Knapp, Jr.         ---        ---          ---           28,103          $ ---        $14,051(2)

(1) Represents options to purchase Common Stock awarded to the Company's Chairman of the Board, President and Chief Executive Officer. Does not include options granted to the Corporate Secretary, who is the Chairman's spouse. The options vest in five equal annual installments. The first installment will vest in October 1997, with the remaining installments to vest equally in October 1998, 1999, 2000 and 2001.

(2) Represents the aggregate market value (market price of the Common Stock less the exercise price) of in-the-money options granted based upon the average of the closing price of $13.25 per share of the Company's Common Stock as reported on the Nasdaq Small Cap Market on December 31, 1996.

Employment Agreements

         The Bank has entered into employment agreements with Messrs. Knapp, Poludniak and Green and Mrs. Knapp. The employment agreements are designed to assist the Bank in maintaining a stable and competent management team. The continued success of the Bank depends to a significant degree on the skills and competence of its officers. These agreements have been filed with the OTS as part of the application of the Company for approval to become a savings and loan holding company for the Bank. The employment agreements became effective on March 29, 1996 and provide for an annual base salary in an amount not less than the employee's current salary and an initial term, in the case of Mr. Knapp, of three years and in the case of the other recipients, of one year. The agreements provide for extensions for a period of one year on each annual anniversary date, subject to review and approval of the extension by disinterested members of the Board of Directors of the Bank. The agreements provide for termination upon the employee's death, for cause or in certain events specified by OTS regulations. The employment agreements are also terminable by the employee upon 90 days notice to the Bank.

         The employment agreements provide for payment to the employee of his salary for the remainder of the term of the agreement, plus up to 100% (299% in the case of Mr. Knapp) of the employee's base compensation, in the event there is a "change in control" of the Bank and employment terminates involuntarily in connection with such change in control or within twelve months thereafter. This termination payment may not exceed three times the employee's average annual compensation over the most recent five year period or be non-deductible by the Bank for federal income tax purposes. For the purposes of the employment agreements, a "change in control" is defined as any event which would require the filing of an application for acquisition of control or notice of change in control pursuant to OTS change in control regulations (12 C.F.R. ss. 574.3 or
4). Such filings are generally triggered prior to the acquisition or control of 10% of the Company's common stock. See "Restrictions on Acquisitions of Stock and Related Takeover Defensive Provisions." The agreements guarantee participation in an equitable manner in employee benefits applicable to executive personnel.

         Based on current salaries, if the employment of Messrs. Knapp, Green and Poludniak, and Mrs. Knapp had been terminated as of December 31, 1996, under circumstances entitling them to severance pay as described above, they would have been entitled to receive a lump sum cash payment of approximately $350,000, $81,900, $74,200 and $33,800, respectively.

Benefit Plans

         General.  American Savings  currently  provides health care benefits to
its  employees,   including   hospitalization,   disability  and  major  medical
insurance, subject to certain deductibles and copayments by employees.

         Pension Plans. The Bank sponsors a defined benefit pension plan for its employees (the "Pension Plan"). An employee is eligible to participate in the Pension Plan following the completion of 12 months of service and reaching the age of 21 years. A participant must reach two years of service before he attains a vested interest in his retirement benefits. After completing six years of service, a participant will be 100% vested in his retirement benefits. The Pension Plan is funded solely through contributions made by American Savings. In 1996 the Bank changed its plan year from August 31, to December 31. The Pension Plan contribution for the short plan year was one-third of the funding cost or $17,477 which was funded by a contribution from the Bank.

         The benefit provided to a participant at normal retirement age (65) is based on the average of the participant's monthly compensation during the five consecutive years during which his compensation was highest ("average monthly compensation"). Compensation for this purpose includes all taxable compensation paid to the participant. The monthly benefit provided to a participant who retires at age 65 is equal to 1.4% of average monthly compensation for each year of service without offset of the participant's anticipated Social Security benefits. The Pension Plan also provides for disability and death benefits.

         The following table sets forth, as of December 31, 1996, estimated annual pension benefits for individuals at age 65 payable in the form of an annuity with a minimum of 10 years of benefits under the most advantageous plan provisions for various levels of compensation and years of service. The figures in this table are based upon the assumption that the Pension Plan continues in its present form and does not reflect offsets for Social Security benefits and does not reflect benefits payable under the ESOP. As required by the Code, the Pension Plan may not provide annual benefits which exceed certain maximum limits or which are based on annual compensation in excess of $150,000 in 1996. At December 31, 1996, Mr. Knapp had 28 years of credited service under the Pension Plan.

                                                      Years of Credited Service
                         ----------------------------------------------------------------------------------
     Remuneration           10             15            20             25             30             35
     ------------           --             --            --             --             --             --
       $ 50,000          $ 7,000        $10,500       $14,000        $17,500         $21,000        $24,500
         75,000          $10,500        $15,750       $21,000        $26,250         $31,500        $38,750
        100,000          $14,000        $21,000       $28,000        $35,000         $42,000        $49,000
        125,000          $17,500        $26,250       $35,000        $43,750         $52,500        $81,250
        150,000          $21,000        $31,500       $42,000        $52,500         $63,000        $73,500


Certain Transactions

         The Bank has followed a policy of granting loans to eligible directors, officers, employees and members of their immediate families for the financing of their personal residences and for consumer purposes. Under the Bank's current policy, all such loans to directors and senior officers are required to be made in the ordinary course of business and on the same terms, including collateral and interest rates, as those prevailing at the time for comparable transactions and do not involve more than the normal risk of collectability. However, prior to August 1989, the Bank waived loan origination fees on loans to directors and employees. At December 31, 1996, the Bank's loans to directors, officers and employees totalled approximately $621,000 or 4.1% of stockholders' equity.

              PROPOSAL II - RATIFICATION OF APPOINTMENT OF AUDITORS

         At the Annual Meeting of Stockholders, the stockholders will consider and vote on the ratification of the appointment of Cobitz, VandenBerg & Fennessy ("Cobitz") as the Company's independent auditors for the Company's fiscal year ending December 31, 1997.

         The Board of Directors of the Company has heretofore renewed the Company's arrangement for Cobitz to be the Company's auditors for the fiscal year ending December 31, 1997, subject to ratification by the Company's stockholders. Representatives of Cobitz are expected to attend the Meeting to respond to appropriate questions and to make a statement if they so desire.

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF COBITZ AS THE COMPANY'S AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1997.


                              STOCKHOLDER PROPOSALS

         In order to be eligible for inclusion in the Company's proxy materials for the next annual meeting of stockholders, any stockholder proposal to take action at such meeting must be received at the Company's office located at 8230 Hohman Avenue, Munster, Indiana 46321, no later than November 21, 1997. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Exchange Act.


                                  OTHER MATTERS

         The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matter should properly come before the Meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

         The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitation by mail, directors, officers and regular employees of the Company and/or the Bank may solicit proxies personally or by telegraph or telephone without additional compensation.


                                              By Order of the Board of Directors


                                              /s/Denise L. Knapp
                                              ------------------
                                              Denise L. Knapp
                                              Secretary
Munster, Indiana
March 19, 1997

                                 REVOCABLE PROXY
                               AMB FINANCIAL CORP.


        [ X ]  PLEASE MARK VOTES AS IN THIS EXAMPLE


                         ANNUAL MEETING OF STOCKHOLDERS
                                 April 23, 1997

   The undersigned hereby appoints the Board of Directors of AMB Financial Corp. (the "Company"), with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of capital stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held at the main office of the Company located at 8230 Hohman Avenue, Munster, Indiana, on April 23, 1997 at 10:30 a.m., and at any and all adjournments and postponements thereof, as follows:


I. The election as directors of all nominees listed below (except as marked to the contrary)

           CLEMENT B. KNAPP, JR.                DONALD L. HARLE

                [   ] FOR      [   ] WITHHOLD      [   ] EXCEPT

INSTRUCTION:To withhold authority to vote for any individual nominee, mark "Except"and write that nominee's name in the space provided below.
--------------------------------------------------------------------------------

II. The ratification of the appointment of Cobitz, VandenBerg & Fennessy as auditors of the Company for the fiscal year ending December 31, 1997.

                [   ] FOR      [   ] AGAINST      [   ] ABSTAIN

   In their discretion, the proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournment or postponement thereof.

  THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS AND EACH OF THE NOMINEES LISTED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

   The Board of Directors recommends a vote "FOR" each of the proposals and the election of the nominees listed above.

 Please be sure to sign and date this Proxy in the box below.

_________________________________________
Date

_________________________________________
Stockholder sign above

_________________________________________
Co-holder (if any) sign above

   Detach above card, sign, date and mail in postage paid envelope provided.

                               AMB FINANCIAL CORP.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   Should the above signed be present and choose to vote at the Meeting or at any adjournments or postponements thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of such attorneys or proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by filing a written notice of revocation with the Secretary of the Company or by duly executing a proxy bearing a later date.

   The above signed acknowledges receipt from the Company, prior to the execution of this proxy, of a Notice of the Meeting, a Proxy Statement and an Annual Report to Stockholders.

   Please sign exactly as your name(s) appear(s) on this proxy card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

                               PLEASE ACT PROMPTLY
                     SIGN, DATE & MAIL YOUR PROXY CARD TODAY